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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 2000


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                               AMFM OPERATING INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     0-22486                 13-3649750
      (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

    600 CONGRESS AVENUE
         SUITE 1400                                                78701
       AUSTIN, TEXAS                                             (Zip code)
   (Address of principal
     executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        In a press release dated January 11, 2000, a copy of which is filed as
Exhibit 99.1 hereto, AMFM Operating Inc., an indirect subsidiary of AMFM Inc., announced the completion of its change of control offer to purchase for cash all of its outstanding 12 5/8% Senior Subordinated Exchange Debentures due 2006.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS.

        99.1     --        Press release, dated January 11, 2000.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMFM Operating Inc.
                                    (Registrant)



                                    By: /s/ W. Schuyler Hansen
                                        ----------------------------------------
                                        Name:  W. Schuyler Hansen
                                        Title: Senior Vice President and Chief
                                               Accounting Officer


Date: January 11, 2000

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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER                         DESCRIPTION
    ------                         ------------
     99.1    --    Press release, dated January 11, 2000.


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